UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the Appropriate Box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                        SPEAKING ROSES INTERNATIONAL INC.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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              pursuant to Exchange  Act Rule 0-11 (set forth the amount on which
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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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       Persons who  are to respond  to the collection of  information  contained
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

                       Speaking Roses International, Inc.

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115


April 6, 2006


Dear Shareholder:

         You are cordially invited to the 2006 Annual Meeting of Shareholders of Speaking Roses International, Inc. to be held on May 10, 2006, at 1:00 p.m., Mountain Time, at the offices of Speaking Roses International, Inc., 404 W. Ironwood Drive (approximately 2650 South), Salt Lake City, Utah 84115. The enclosed Notice of Annual Meeting and the Proxy Statement describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of our business and an opportunity for you to ask questions of our management.

         You may vote your shares by completing and returning the enclosed proxy card. The proxy card describes your voting options in more detail. If you need assistance, please contact Bradley E. Wittwer, our Chief Financial Officer, at 801-433-3900. Our Annual Report to Stockholders for the fiscal year ended December 31, 2005 also accompanies this Proxy Statement.

         It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Whether or not you are able to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed addressed, postage-paid envelope to ensure that your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.


                                             Yours truly,


                                             /s/ Blaine Harris
                                             Blaine Harris
                                             Chairman of the Board of Directors

                       Speaking Roses International, Inc.

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115

                        ---------------------------------

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

                         May 10, 2006 at 1:00 p.m. (MST)
                 404 W. Ironwood Dr. (approximately 2650 South)
                              Salt Lake City, Utah

                        ---------------------------------


         You are cordially invited to the 2006 Annual Meeting of Shareholders of Speaking Roses International, Inc. (the "Company") to be held on May 10, 2006, at 1:00 p.m., Mountain Time, at the offices of Speaking Roses International, Inc., 404 W. Ironwood Dr. (approximately 2650 South), Salt Lake City, Utah, for the following purposes:

         1. To elect five directors to the Board of Directors of the Company for a one-year term of office expiring at the 2007 Annual Meeting of Shareholders;

         2. To ratify the selection of Tanner LC as the Company's independent registered public accountants for the year ending December 31, 2006; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         These items are fully discussed in the attached Proxy Statement, which is a part of this notice. The Board of Directors has fixed the close of business on March 24, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any and all adjournments or postponements thereof.

                                             By Order of the Board of Directors

                                             /s/ Bradley E. Wittwer
                                             Bradley E. Wittwer
                                             Secretary
Salt Lake City, Utah
April 6, 2006


         EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                       SPEAKING ROSES INTERNATIONAL, INC.
                                404 Ironwood Dr.
                           Salt Lake City, Utah 84115

                                    _________

                                 PROXY STATEMENT
                                    _________

 General.

         We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy for use at the Annual Meeting of Shareholders to be held at 1:00 p.m. on May 10, 2006, at the offices of Speaking Roses International, Inc., 404 Ironwood Drive, Salt Lake City, Utah 84115. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

         All holders of record on March 24, 2006, of our common shares are entitled to attend and vote at the meeting. Each share is entitled to one vote. There were 29,510,273 common shares outstanding on the record date.

         Voting materials, which include this proxy statement, the proxy card and our Annual Report on Form 10-KSB for the year ended December 31, 2005, are being mailed to shareholders on or about April 13, 2006. Our Annual Report on Form 10-KSB contains the information contemplated by Rule 14a-3 of the Securities Exchange Act of 1934, as amended, including audited consolidated financial statements for our most recent fiscal year, which ended December 31, 2005.

         Certain information in this proxy statement contains references to matters contained in our website at www.speakingroses.com. The contents of our website, including the charters contained in the website, are not being incorporated into this proxy statement by such references.

Voting and Revocability of Proxies.

         When proxies are properly dated, executed and returned, the shares they represent will be voted as directed by the shareholder on all matters properly coming before the Annual Meeting.

         Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted FOR the nominees for directors named in this proxy statement and FOR the ratification of Tanner LC as our independent registered public accountants for the year ending December 31, 2006. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

         Returning your completed proxy will not prevent you from voting in person at the annual meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to our Secretary prior to the Annual Meeting or by submission of a later-dated proxy.

         At the Annual Meeting, an inspector of election will determine the presence of a quorum and will tabulate the results of the shareholders voting. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders

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of a majority of the outstanding common shares entitled to vote will constitute the necessary quorum for any business to be transacted at the Annual Meeting.

         The five nominees for director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy will be elected. Consequently, any common shares present in person or by proxy at the Annual Meeting but not voted for any reason have no impact in the election of directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the Annual Meeting require the favorable vote of a majority of the shares entitled to vote at the meeting either in person or by proxy. Shareholders do not have the right to cumulative voting as to any matter, including the election of directors.

Record Date and Share Ownership.

         Only shareholders of record on our books at the close of business on March 24, 2006, will be entitled to vote at the Annual Meeting. On that date, we had 29,510,273 common shares outstanding. A list of our shareholders will be open to the examination of any shareholders, for any purpose germane to the meeting, at our headquarters for a period of ten (10) days prior to the meeting. Each common share entitles its holder as of the record date to one vote on all matters submitted to the shareholders.

Delivery of this Proxy Statement.

         The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for securityholders and cost savings for companies.

         This year, a number of brokers with account holders who are our shareholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they will be "householding " communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Speaking Roses International, Bradley E. Wittwer, Secretary, 404 Ironwood Drive, Salt Lake City, Utah, 84115, or contact Mr. Wittwer at 801.433.3900.



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                       QUESTIONS AND ANSWERS ABOUT VOTING

Why did you send me this proxy statement?

         This proxy statement is being sent to you because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement gives you information so that you can make an informed decision on the matters to be voted on at the Annual Meeting. Shareholders of record as of the close of business on March 24, 2006, are entitled to vote. This proxy statement is being sent on or about April 13, 2006, to those persons who are entitled to vote at the Annual Meeting.

What is the proxy card?

         The proxy card enables you to appoint Blaine Harris and John W. Winterholler as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. Harris and Winterholler to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

What is being voted on at the Annual Meeting?

         At the Annual Meeting, shareholders will vote on the following proposals:

         o to elect five directors to serve until the 2007 Annual Meeting of Shareholders, and until their respective successors are elected and qualified or until their earlier retirement, resignation or removal (Proposal 1);

         o to ratify the selection of Tanner LC as our independent registered public accountants for the year ending December 31, 2006 (Proposal
              2); and

         o    any other matters that may properly come before the meeting.

         The section entitled "Proposals to be Voted On" on page 7 of this Proxy Statement gives you more information about the nominees for election to our Board and about the selection of Tanner LC as our independent registered public accountants. You may also find more information on the nominees for election to our Board in the section entitled "The Board--Information About the Nominees" beginning on page 7 of this Proxy Statement. We will also transact any other business that properly comes before the meeting.

How many votes do I have?

         Each common share that you own in our company entitles you to one vote.

How do I vote?

         You can vote on matters presented at the Annual Meeting in two ways:

         1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR

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

         2.   You can attend the Annual Meeting and vote in person.

How do I vote by proxy?

         If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted FOR the election of all nominees and in such manner as the named proxy determines with respect to any other matters that properly come before the meeting and which require a vote of our shareholders.

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

How do I vote in person?

         If you attend the Annual Meeting, we will give you a ballot when you arrive.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

         Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from the beneficial owners of the shares. A broker will only have such authority if:

         o the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or

         o the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

Can I change my vote or revoke my proxy after I have mailed my proxy card?

         You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to our Secretary at our headquarters stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the Annual Meeting and vote in person. Simply attending a meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote.

Will there be any matters voted upon at the Annual Meeting other than those specified in the Notice of Annual Meeting?

         We do not know of any matters other than those discussed in this proxy statement that will be presented at the Annual Meeting. If other matters are properly brought before the meeting and we do not have notice of these matters within a reasonable time prior to the Annual Meeting, all proxies will be voted in accordance with the recommendations of the management of Speaking Roses.

How are votes counted?

         Shareholders of record of the common stock of Speaking Roses as of the close of business on March 24, 2006, are entitled to vote at the Annual Meeting.

As of that date, there were 29,510,273 common shares outstanding. The presence in person or by proxy of a majority of the outstanding common shares will constitute a quorum for the transaction of business. Holders of common shares are entitled to one vote at the Annual Meeting for each common share held of record at the record date.

         In the election of directors, you can withhold your vote for any nominee. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be counted as present at the annual meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal. Broker non-votes will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         Pursuant to our bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, meaning that the five nominees for director receiving the highest number of affirmative votes will be elected as directors.

         The ratification of the selection of Tanner LC requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as votes against the ratification.

         The approval of other matters which may properly come before the meeting generally requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition. Abstentions and broker non-votes will not affect the outcome of these proposals.

What is a "quorum"?

         A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter.

What are the Board's recommendations?

         If no instructions are indicated on your valid proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board of Directors. In summary, the Board of Directors recommends a vote FOR the election of each of the five individuals nominated as a director and FOR the ratification of the selection of Tanner LC as our independent registered public accountants for the year ending December 31, 2006.

How are proxies being solicited and who pays for the solicitation of proxies?

         We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons. We may reimburse those brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding the materials.

How much did this proxy solicitation cost?

         We did not hire a third party to assist us in the distribution of the proxy materials or the solicitation of votes. We estimate that our costs for those actions (which will be conducted by our employees, officers and directors) will be approximately $15,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the proxy statement and solicitation materials to our shareholders.

Is my vote confidential?

         Your vote will not be disclosed except:

         o as needed to permit the inspector of election to tabulate and certify the vote;

         o    as required by law; or

         o in limited circumstances, such as a proxy contest in opposition to the Board.

         Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

What does it mean if I get more than one proxy card?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

What is the deadline for submitting a shareholder proposal?

         The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for our 2007 Annual Meeting of Shareholders provided under Rule 14a-8 of the Securities and Exchange Commission is November 22, 2006. The submission of a shareholder proposal does not guarantee that it will be presented at the annual meeting. Shareholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and our bylaws, as applicable.

Do I have dissenters' rights with respect to any of the proposed matters?

         Under Utah law, shareholders are not entitled to dissenters' rights of appraisal with respect to any of the proposals.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Our Board of Directors currently consists of five directors. All of our current directors, except for Messrs. Harris and Rodriguez, who are executive officers of our company, are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (NASD) listing standards. Our bylaws provide that all directors are to be elected at our annual meeting to serve for a term of one year and until their respective successors are duly elected and qualified or until their respective death, resignation, or removal. Vacancies on the Board resulting from death, resignation, disqualification, removal, or other causes and any newly created directorships resulting from any increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office, unless the Board of Directors determines by resolution that any such vacancy will be filled by our shareholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor is elected and qualified.

         At the Annual Meeting, our shareholders will elect five directors to serve until the 2007 Annual Meeting of shareholders, and until their respective successors are duly elected and qualified. Shareholders do not have cumulative voting rights in the election of directors.

         We are soliciting proxies in favor of the election of each of the five nominees identified below. We intend that all properly executed proxies will be voted for these five nominees unless otherwise specified. Each of the nominees is currently a director of our company, and each nominee has agreed to serve as a director, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by our Board of Directors. As of the date of this proxy statement, the Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director, if elected.

Information About the Nominees

         Biographical information for each person nominated to serve on our Board of Directors is set forth below. For information regarding the following persons' ownership of our common shares, see the section below entitled "Voting Securities and Principal Holders."

Blaine Harris

         Blaine Harris, 67, is the Chairman of our Board. Mr. Harris joined Speaking Roses, LLC, the operating company from which we acquired our current business and assets ("SR"), in March 2003 as its sole manager. Mr. Harris is our Chairman and also served as our Chief Executive Officer from February 2004 until April 2005. Between September, 2001 and February 2004, Mr. Harris was the Chief Executive Officer of TFL, a personal money management education training company. Mr. Harris has significant experience in developing businesses, particularly in areas of franchising, retailing, technology and real estate development, and was the Chief Executive Officer and part owner of Help-U-Sell, a nationally-franchised real estate firm that was awarded the "Real Estate Franchise of the Year" by Inc. magazine. Mr. Harris is also the author of books on money management discipline. Mr. Harris attended Idaho State University, where he majored in economics and business management.

Rene Rodriguez

         Rene Rodriguez, 33, is our Vice President of Production and has served as a director since February, 2004. Mr. Rodriguez is a founder of SR and served as SR's Chief Operating Officer between October, 2001 and February 2004. Between 1991 and October, 2001, Mr. Rodriguez owned and operated a number of businesses in Santiago, Chile, including a group of related wholesale and retail companies for which he acted as General Manager. Mr. Rodriguez was responsible for all the administrative and distribution operations for those companies. Mr. Rodriguez obtained an international business administration degree from International Business School in Santiago, Chile, and business administration and marketing degrees from Inacap University in Temuco, Chile.

Roland N. Walker

         Roland N. Walker, 50, has served as a director since 2004 and is one of the founders of SR. For more than the last five years, Mr. Walker has served in a variety of management and executive positions, primarily relating to his agricultural and real estate development operations in Idaho. Mr. Walker's agricultural operations include extensive potato and livestock operations, and his real estate developments include upscale housing developments, multi-use professional and retail developments, and professional building management. Mr. Walker is also the president of a private holding company for airplanes used for personal business, an officer of an office furniture company, an officer of a wholesale/retail video concern and a director of an electrical supply wholesaler. Mr. Walker is an alumnus of Brigham Young University, where he majored in marketing and communications.

Terrell A. Lassetter

         Terrell A. Lassetter, 75, has served as a director since 2004. Mr. Lassetter has been a business consultant since 1987. He was the owner of University Hyundai in Utah from early 1990 until June, 2005. Between 1953 and 1987, he was employed by International Business Machines Corporation (IBM), where he held various engineering and executive management positions. Mr. Lassetter was also the Chief Executive Officer and a regional developer of the Help-U-Sell franchise system. Between 1965 and 1987, Mr. Lassetter was an executive with IBM WorldTrade Corp., where he managed a number of IBM manufacturing plants outside the United States. Between 1977 and 1987, Mr. Lassetter managed the Lexington operations of IBM, which subsequently became Lexmark Corporation. Mr. Lassetter obtained his Master of Science in Electrical Engineering from the University of Kentucky and his Bachelor of Science in Electrical Engineering from the University of Tennessee.

Robert E. Warfield

         Robert E. Warfield, 65, has served as a director since 2004. Between 1975 and May, 2003, Mr. Warfield was the regional manager for Moore Warfield & Glick Realtors. Mr. Warfield is also a certified residential broker with over thirty five years of experience in sales, management and real estate activities, and is the past president of the Greater Ocean City, Maryland Board of Realtors and a member of the Directors of Atlantic General Hospital and the Ocean City Golf and Yacht Club. Mr. Warfield was a regional director and a franchisee for the State of Maryland for the Help-U-Sell franchise system. Since May, 2003, Mr. Warfield has been the Executive Vice President of Coldwell Banker Residential Brokerage and the President of Captain's Cove Group LLC. Mr. Warfield holds a Bachelor's Degree in Economics from Western Maryland College, which he obtained in 1962.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Meetings and Committees of the Board of Directors

         Our business, property and affairs are managed under the direction of our Board of Directors and its committees. Members of our Board and its committees are kept informed of our business through discussions with our Chairman, our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

         During the fiscal year ended December 31, 2005, the Board of Directors held five (5) meetings and acted by unanimous consent on one (1) occasion. Each director attended all of the Board meetings in fiscal year 2005, with the exception of Mr. Warfield, who attended forty-percent of all Board meetings in fiscal year 2005.

         We are a "small business issuer" under applicable Securities and Exchange Commission regulations and our common shares are quoted solely on the OTC Bulletin Board. As a result, we are exempt from the requirements that: (i) the Board of Directors be comprised of a majority of independent directors; (ii) compensation of executive officers be determined by either a majority of independent directors or a compensation committee comprised solely of independent directors; and (iii) nomination of directors be made by either a majority of independent directors or a committee comprised solely of independent directors.

         Even though we are not subject to these requirements, the Board has created an Audit Committee and a Compensation Committee. Below is a table that provides membership and meeting information for each of the Board committees. In fiscal year 2005, each committee member attended all of the meetings of each applicable committee held after becoming a member of that committee.

         ----------------------------------------------------------------------
                           Name                    Audit        Compensation
         ----------------------------------------------------------------------
         Mr. Harris
         ----------------------------------------------------------------------
         Mr. Rodriguez
         ----------------------------------------------------------------------
         Mr. Walker                                  X                X
         ----------------------------------------------------------------------
         Mr. Lassetter                               X                X*
         ----------------------------------------------------------------------
         Mr. Warfield                                X*
         ----------------------------------------------------------------------
         Total meetings in fiscal year 2005          4                3
         ----------------------------------------------------------------------

*Denotes Committee Chairperson as of December 31, 2005.

         Below is a description of each committee of the Board of Directors. Each committee is authorized to engage legal counsel or other experts or consultants as it deems appropriate to carry out its respective responsibilities. While not required of our company at this time, the Board of Directors has determined that each member of each committee meets the independence requirements under the current listing standards of the Nasdaq Stock Market, Inc. and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

         The Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the integrity of our accounting, auditing, and reporting practices. The Board of Directors has determined that Mr. Warfield, the Chair of the Audit Committee, possesses the attributes to be considered financially sophisticated for purposes of Nasdaq listing standards and has the background to be considered an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee meets with our independent registered public accountants at least annually to review the results of the annual audit and discuss the consolidated financial statements. The Committee also meets with our independent registered public accountants quarterly to discuss the results of the accountants' quarterly reviews as well as quarterly results and quarterly earnings releases; recommends to the Board the independent registered public accountants to be retained; and receives and considers the accountants' comments as to internal controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee reviews all financial reports prior to filing with the Securities and Exchange Commission. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the Audit Committee's Charter, a copy of which is posted on our website, www.speakingroses.com, under "About - Audit Committee Charter." The Audit Committee consists of Messrs. Walker, Lassetter and Warfield, all of whom are independent directors as contemplated by Section 10A(m)(3) of the Securities and Exchange Act of 1934, as amended. For more information concerning the Audit Committee, see the "Report of the Audit Committee" contained in this proxy statement.

         The Compensation Committee. The primary responsibilities of the Compensation Committee are to review and recommend to the Board the compensation of the Chief Executive Officer and our other executive officers, to review and recommend an incentive compensation plan, approve grants of stock options to employees and consultants under our equity incentive plan and otherwise determine compensation levels and perform such other functions regarding compensation as the Board may delegate. The Compensation Committee consists of Messrs. Walker and Lassetter, each of whom is independent under current Nasdaq listing standards for purposes of serving on this committee, and is chaired by Mr. Lassetter. The specific responsibilities and functions of the Compensation Committee are set forth in the Compensation Committee Charter, which is updated as necessary to reflect changes in regulatory requirements and evolving practice. For more information concerning the Compensation Committee, see the "Report of the Compensation Committee" contained in this proxy statement.

         Nominations. Given the current size of our Board, the Board of Directors believes that it is not appropriate at this time to create a standing nominating committee, and has elected to avail itself of all of its members in the consideration of director nominees. The Board of Directors has not adopted a written nominating charter. In filling vacancies that occur on the Board, and nominating candidates for election, the Board takes into account certain minimum qualifications and qualities that it believes are necessary for one or more of our directors to possess. These qualifications and qualities include:

         o Experience with businesses and other organizations comparable to ours, including experience in manufacturing, retail and franchise industries;

         o Experience in reviewing, and the ability to understand, financial statements;

         o Experience in the operational and corporate governance aspects of managing a public company;

         o Experience working with or overseeing management and establishing effective compensation strategies to align management with our objectives and shareholder financial returns;

         o Independence from conflict or direct economic relationship with us, including avoiding individuals who are employed by a customer or competitor of ours;

         o Contacts and relationships within the retail and franchise industry, or within the finance and investment banking industry;

         o Experience with mergers and acquisitions;

         o The ability to attend Board and committee meetings regularly (either in person or by telephone) and devote an appropriate amount of effort in preparation for those meetings; and

         o A reputation, strength of character and business judgment befitting a director of a publicly held company.

         Candidates for the Board should have some, but not necessarily all, of the above-described criteria. The Board will also consider factors relating to the current composition of the Board, including, but not limited to, the diversity of the Board.

         The Process of Identifying and Evaluating Candidates for Directors. In selecting candidates for nomination at our annual meetings, the Board begins by determining whether incumbent directors desire and are qualified to continue their service. We believe that the continuing service of qualified incumbents promotes stability and continuity, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, it is the policy of the Board, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board and whom the Board believes will continue to make important contributions to the Board. If there are director positions for which the Board will not be re-nominating an incumbent, the Board will solicit recommendations for nominees from persons likely to be familiar with qualified candidates, including senior management. The Board may also engage a search firm to assist in identifying qualified candidates. The Board will review and evaluate each candidate whom it believes merits serious consideration, taking into account all available information concerning the candidate. In conducting its review and evaluation, the Board may solicit the views of management and may, if deemed helpful, conduct interviews of proposed candidates.

         Shareholder Recommendation of Candidates for Election as Directors. The Board will evaluate candidates recommended by shareholders in the same manner as candidates recommended by other persons, except that they may consider, as one of the factors in its evaluation of shareholder recommended candidates, the size and duration of the interest of the recommending shareholder in our equity. For each annual meeting of our shareholders, the Board will accept for consideration only one recommendation from any shareholder or affiliated group of shareholders. The Board will only consider candidates who satisfy our minimum qualifications for director, including that directors represent the interests of all shareholders. In considering a shareholder recommendation, the Board will take into account, among other factors, the size and duration of the recommending shareholder's ownership interest in our company and whether the shareholder intends to continue holding that interest through the annual meeting date. Shareholders should be aware, as discussed above, that it is the general policy of the Company to re-nominate qualified incumbent directors and that, absent special circumstances, the independent directors will not consider other candidates when a qualified incumbent consents to stand for re-election.

         Procedures for Shareholders Submission of Nominating Recommendations. A shareholder wishing to recommend a candidate for nomination for election as director must submit the recommendation in writing, addressed to our Secretary at 404 Ironwood Drive, Salt Lake City, Utah, 84115. Submissions recommending candidates must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. If the date of the next annual meeting of shareholders is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission must be made a reasonable time in advance of the mailing of our next annual proxy statement and include information concerning the shareholder or group of shareholders making the recommendation, the proposed nominee, any relationships between the recommending shareholder and the proposed nominee and the qualifications of the proposed nominee to serve as director, and such information as is required by the rules and regulations of the Securities and Exchange Commission. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by the Board, if it decides in its discretion to do so.

Statement on Corporate Governance

         We regularly monitor developments in the area of corporate governance by reviewing new federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the Securities and Exchange Commission. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interest of our company and our shareholders. Among other things, our Board and executive officers are actively involved in the process of ensuring the material developments are carefully considered and publicly disclosed, and specifying, coordinating and overseeing the review procedures that we use each quarter, including at fiscal year end, to prepare our periodic public reports.

         The Board has also approved a Code of Ethics for our Chief Executive Officer and a Code of Ethics for our employees, each of which is posted on our website, www.speakingroses.com, under "About Us - CEO Code of Ethics and Employee Code of Ethics." We require all officers, employees and Directors to adhere to the Code of Ethics in discharging their activities related to us. Employees and Directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. We have also established a confidential process to answer employees' ethics questions and report ethical concerns. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures to receive, retain and treat complaints we receive regarding accounting, internal accounting controls of auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters.

Information Regarding Shareholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

         Shareholders may send inquiries, comments and suggestions directly to our Board of Directors. The procedures for sending such correspondence and the manner in which we determine those communications that will be forwarded to Board members is posted on our website, www.speakingroses.com, under "About Us - Communication Policy."

         We encourage, but do not require, Board members to attend our annual meetings of shareholders. At the 2005 Annual Meeting of Shareholders, all of our Directors except for Mr. Warfield were present.

Director Compensation

         Our directors do not receive cash compensation for serving on our Board of Directors or on any committee, or for any other services they provide us in their capacity as directors. Our directors are, however, reimbursed for expenses incurred in attending Board and committee meetings.

Required Vote

         Directors will be elected by a plurality of the votes of the holders of shares present in person or by proxy at the Annual Meeting, meaning that the five nominees with the highest number of votes will be elected.

         The Board of Directors recommends that shareholders vote FOR each of the nominees for director. If not otherwise specified, proxies will be voted FOR each of the nominees for director.

                                   MANAGEMENT

         As of March 24, 2006, our executive officers are as follows:

Name                             Age     Position
--------------------------------------------------------------------------------

John W. Winterholler             47      Chief Executive Officer, President

Bradley E. Wittwer               47      Chief Financial Officer, Controller

Michael J. Glauser               52      Vice President of Retail Operations

Ted Lloyd                        53      Chief Operating Officer

Kenneth D. Redding:              43      Executive Vice President

John W. Winterholler:  Chief Executive Officer and President

         Mr. Winterholler joined us as our President in April 2005 and became our Chief Executive Officer in May, 2005, upon the resignation of Mr. Harris. Mr. Winterholler is an experienced senior executive with a proven track record of achieving business results, with experience in operations management and strategic planning and execution. Most recently, Mr. Winterholler was President and Chief Executive Officer of AST Trust Company, from April, 2004 to August, 2004. Prior to that, Mr. Winterholler held senior executive positions at Goldman, Sachs & Company from March, 2001 to April, 2004, US Bancorp/Piper Jaffray from May, 2000 to March, 2001, and American Express. He has a Bachelor of Science degree from Brigham Young University.

Bradley E. Wittwer:  Chief Financial Officer and Controller

         Mr. Wittwer is our Chief Financial Officer and Controller. He has over 20 years experience in the health care, benefits administration, technology and investment industries. He has acted as chief financial officer and chief operating officer for companies and divisions ranging in size from $30 million to $165 million in annual sales. He also has extensive experience with board and client relations, and has served as a corporate secretary and treasurer for several corporations. Mr. Wittwer began his career working for IBM and has also worked for Arthur Andersen & Co., Intermountain Health Care, Health Benefits America, Medical Software Solutions, Wittwer Consulting, Inc., Advanced Benefit Solutions and most recently United Healthcare. He has a Bachelor's degree in Accounting from Brigham Young University and an MBA with an emphasis in corporate finance, also from Brigham Young University.

Michael J. Glauser:  Vice President of Retail Operations

         Mr. Glauser joined us as our Vice President of Retail Operations in June 2005. Mr. Glauser is also our area developer for the Utah and Southern Nevada regions. He has 25 years experience as an entrepreneur, business founder, management consultant and university professor. He is the founder of Golden Swirl Management Company and a co-founder of Northern Lights Frozen Desserts. From 1986 to 1997, Mr. Glauser served as the chairman and chief executive officer of Golden Swirl. In those capacities he gained extensive experience in retail operations, franchising and licensing. In 1997, the Company was sold to CoolBrands International, a world leader in franchising in the frozen foods industry. Since 1997, Mr. Glauser has served as a business strategy consultant to numerous corporations, including the Boeing Company, Associated Food Stores and Harmon Music Group. He has published articles in general circulation magazines and professional journals, and two books on entrepreneurship. Mr. Glauser received a Ph.D. in Organizational Studies from Purdue University and Bachelor of Science and Master of Science degrees from the University of Utah.

Ted Lloyd:  Chief Operating Officer

         Mr. Lloyd joined us in March 2004 and served as the corporate division sales director before being appointed our Chief Operating Officer in March 2005. Between February, 1992, and March 2004, Mr. Lloyd was president and publisher of a computer networking magazine and was director and publisher of a marketing magazine for Novell, Inc. He has also served as chief operating officer of a manufacturing company and as Vice President of Acquisition and Development for a commercial real estate company. Mr. Lloyd holds Bachelor of Science and Masters of Business Administration degrees from Brigham Young University.

Kenneth D. Redding:  Executive Vice President

         Mr. Redding is our Executive Vice President. Mr. Redding previously acted as Executive Vice President of SR, a position he held from July 2003 until our February 2004 acquisition of SR. Between August, 1989 and July, 2003, Mr. Redding was the President of TFL, a personal money management education training company. Mr. Redding has significant experience in business development, management, sales and marketing, and has owned and operated several businesses including franchises for real estate sales offices. Mr. Redding has a Bachelor's Degree in Business and Marketing.

         With the exception of Mr. Redding, who is the son-in-law of Mr. Harris, there are no family relationships among any of our current officers and directors.

              INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

         The following table shows for the fiscal year ended December 31, 2005, compensation awarded or paid to, or earned by, Mr. Harris, who served as our Chief Executive Officer until May, 2005, and Mr. Winterholler, who has served as our Chief Executive Officer since May, 2005, and the next most highly compensated persons earning in excess of $100,000 per year serving as executive officers at the end of the last fiscal year. During the fiscal years ended December 31, 2002 and 2003, we did not pay any cash compensation to our executive officers or directors.

                           Summary Compensation Table

                                                                                       Long-Term
                                                                                      Compensation
                                          ----------------------------------------------------------

                                                                                       Securities
                                                                    Other Annual       Underlying      All Other
                                            Salary        Bonus     Compensation        Options      Compensation
Name and Principal Position        Year       ($)          ($)          ($)               (#)           ($)(3)
--------------------------------- ------- ------------  ---------- ---------------   --------------- --------------

Blaine Harris                       2005      155,500         -            -                 -         17,861
    Chairman                        2004      137,500 (1)     -            -           180,000         13,377
                                    2003            -         -            -                 -              -
John W. Winterholler                2005      106,250 (2)     -            -           300,000              -
    Chief Executive Officer and     2004            -         -            -                 -              -
    President                       2003            -         -            -                 -              -
Barbara Downey                      2005      145,971(4)      -            -                 -              -
    General Counsel                 2004            -         -            -                 -              -
                                    2003            -         -            -                 -              -



(1) Mr. Harris resigned as our Chief Executive Officer in May, 2005, and continues to serve as our Chairman.
(2) Mr. Winterholler became our President and Chief Executive Officer in April and May, 2005, respectively.
(3) Includes the value of insurance premiums and automobile lease payments we paid on behalf of Mr. Harris.
(4)      Ms. Downey resigned as our General Counsel on December 27, 2005.

Options and Incentive Plans

         Prior Plans. Through June 30, 2004, we maintained three option incentive plans. On June 30, 2004, our Board of Directors terminated all these plans.

         Our 1996-97 Stock Incentive Plan provided for the grant of share options to our employees and certain consultants, but not to our officers or directors. We had a total of 10,308 common shares (after adjustment for reverse split effected in February, 2004) reserved for issuance under this plan. No options are outstanding under this plan.

         Our 1997 Incentive Stock Option Plan provided for the grant of share options to such eligible persons as our Board of Directors determined. We had a total of 59,315 common shares (after adjustment for the February 2004 reverse split) reserved for issuance under this plan, but no options are outstanding. Options granted under this plan were required to meet certain requirements regarding exercise price and exercise period and transferability.

         Our Non-Employee Directors Stock Option Plan was adopted by our board and approved by our shareholders on July 14, 1998. The plan provided for the grant of options to purchase common shares to our non-employee directors. A total of 17,795 common shares (after adjustment for the February 2004 reverse split) were reserved for issuance under the plan. Non-employee directors were entitled to receive options for common shares upon election to the Board of Directors and were entitled to receive additional options at the date of each annual meeting during their term as director. Initial option grants vested over two years, and annual grants vested on the first anniversary of the date of grant. The exercise price for the options was the fair market value of the common shares at the date of grant, and the options have outside exercise periods of 10 years from the date of grant. There are currently options to acquire a total of 1,779 shares outstanding under this plan. The options were granted in 1998, are held by three persons who served as directors at that time, have exercise prices of $67.44 per share and are exercisable through the anniversary of the date of their grant in 2008.

         2004 Equity Incentive Plan. On August 12, 2004, our shareholders adopted our 2004 Equity Incentive Plan. The terms of the plan provide for the grant of various types of incentive compensation, including incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), non-qualified share options, restricted share awards, share bonuses, share units, share appreciation rights and other share grants to certain qualified employees and consultants.

         Plan Administration. The plan is administered by our Compensation Committee. The committee is granted the authority and discretion under the plan to select participants or to delegate such authority to specified officers. Plan participants can include employees, including our officers and our directors that are also employees, on whose services we are or will become largely dependent, our consultants or our non-employee directors. The committee is also granted the discretion to determine the awards to be made under the plan, including the number of awards, the time and manner in which such awards are to be granted, the conditions upon which any award may be exercised or retained, and other terms and requirements of the various compensation incentives.

         Shares Subject to the Plan. The plan requires us to set aside 5,000,000 of our common shares for issuance under the plan as various forms of compensation incentives. The plan provides that the maximum number of shares for which a single participant may receive options is 5,000,000 shares. The plan also provides that any adjustments to our common shares (such as a forward or reverse share split) will automatically result in the equivalent adjustment being made to the number of shares which may be granted under the plan, the number of shares covered by outstanding awards under the plan, the number of shares available to any one participant, and the maximum number of shares available for grant as incentive options.

         Corporate Reorganization or Change in Control. Upon the occurrence of a Corporate Transaction (as that term is defined below), the committee has the discretion to:

         o declare all options and share appreciation rights fully exercisable;
         o declare that all restrictions with respect to restricted shares and other awards have lapsed;
         o    declare any or all share units immediately payable;
         o provide for the assumption or substitution of any or all awards under the plan; or
         o make any other provision for the outstanding awards (including termination of the awards) as the committee deems appropriate.

         The definition of "Corporate Transaction" includes, subject to certain qualifications:

         o our merger or consolidation with or into another corporation or other reorganization;
         o    a sale or conveyance of all or substantially all of our property;
         o    our dissolution or liquidation;
         o a change in control in which any individual, entity, or group, (other than a trustee or other fiduciary holding securities under an employee benefit plan), acquires beneficial ownership of 50% or more of our outstanding common shares or of the current voting power of our outstanding securities, or the members of our board of directors in place (or approved by at least two-thirds of the board of directors then in place) cease to represent the majority of the board of directors at any time during any period of three consecutive years; or
         o any other transaction that our board of directors determines to be a Corporate Transaction.

         Options. We may grant participants in the plan one or more options to purchase our common shares. Each such option must be designated by the committee as either an incentive option or a non-qualified option. Each option grant must be evidenced by an agreement or certificate setting forth the number of option shares granted, the manner of exercise, any withholding requirements, the exercise price for the shares, the duration and restrictions on exercise, and any consideration that we receive for the grant of the option. The option agreement may also restrict (for up to 180 days) the transfer of any shares acquired upon exercise of the option under certain circumstances or include a forfeiture provision if the participant is in violation of his or her non-competition, confidentiality, non-disclosure or other similar agreement.

         All options designated as incentive options must comply with the requirements of Section 422A of the Internal Revenue Code of 1986, as amended. The aggregate fair market value of the shares with respect to which incentive options are exercisable for the first time by an option holder in any calendar year cannot exceed $100,000, and the option period for incentive options may not exceed 10 years. The exercise price for all incentive options may not be less than the fair market value of the common shares on the date of the grant. Incentive options granted to shareholders holding ten percent or more of our common shares must have an option price of at least 110% of the fair market value of the shares on the date of the grant and the option period may not exceed five years. Incentive option grants are not assignable or transferable except by the laws of descent and distribution, and no shareholder rights can be transferred until the option holder becomes a shareholder of record.

         The following is a summary of the federal income tax treatment of the share options which may be granted under the plan based upon the current provisions of the Internal Revenue Code of 1986, as amended:

         The grant of a non-qualified share option under the plan is not taxable to the option holder at the time of grant. Upon the exercise of a non-qualified share option by the option holder, (1) the option holder will recognize taxable ordinary compensation income in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price;
(2) we generally will be entitled to a corresponding compensation expense deduction; and (3) upon a sale of the shares so acquired, the option holder will have short-term or long-term capital gain or loss depending on the holding period, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. In general, the option holder's tax basis in the shares will be equal to his or her fair market value on the date of exercise, and the holding period of the shares will begin at exercise.

         The grant of an incentive share option under the plan is not taxable to the option holder, and, upon the exercise of an incentive share option by an option holder during employment or within three months after termination of employment (12 months in the case of total disability), (1) the option holder will not recognize any ordinary compensation income at the time of exercise; (2) the excess of the fair market value of the shares received upon exercise over the exercise price paid will be includible in the option holder's alternative minimum taxable income; (3) no deduction will be allowed to us in connection with the exercise; and (4) upon a sale of the shares so acquired after the later of (a) one year from the exercise date, or (b) two years from the date of the incentive share option grant (the "ISO holding period"), any amount realized by the option holder in excess of the exercise price will be taxed as long-term capital gain, and any loss sustained will be a long-term capital loss. In general, an option holder's tax basis in the shares received upon the exercise of an incentive share option will be equal to the exercise price, and the holding period will begin at exercise.

         If the option holder disposes of any of the shares received upon the exercise of an incentive share option before the end of the ISO holding period (a "disqualifying disposition"), (1) the option holder generally will recognize taxable ordinary compensation income at the time of the disposition (and we will be entitled to a tax deduction) in an amount equal to the lesser of (x) the excess, if any, of the fair market value of the shares received over the exercise price on the date of exercise, or (y) the excess of the amount realized on the disposition over the exercise price; and (2) the option holder will recognize capital gain or loss (long-term or short-term, depending on the holding period) in an amount equal to the difference between (a) the amount realized upon the disposition and (b) the exercise price paid for the shares and the amount of ordinary income, if any, so recognized by the option holder.

         Restricted Share Awards. Participants in the plan may be granted one or more restricted awards consisting of our common shares. The participant's right to retain a restricted share award will be subject to certain restrictions, such as continuous employment with the company or the attainment of specific performance goals. A participant receiving a restricted share award is entitled to voting, liquidation and other shareholder rights upon receipt of the shares, but will not be able to transfer or encumber the shares, other than pursuant to the laws of descent and distribution.

         Share Units. The committee may award share units to participants. Share units provide recipients the rights to phantom or notional units equal in value to one common share. In connection with such awards, the committee will determine the number of share units to be granted, the goals and objectives to be satisfied, the time and manner of payment, and any other terms and conditions applicable to the share units.

         Share Appreciation Rights. The committee may grant share appreciation rights to eligible employees or eligible consultants that entitle the recipient to receive the increased value of the shares covered by the award from the date of grant to the exercise date. The committee is authorized to set the duration and the restrictions on exercise of share appreciation rights granted under the plan. The committee may, on the exercise date, elect to pay in cash the increase in the fair market value of the shares covered by the grant or issue to the participant the number of shares equal to such increased value.

         Share Bonuses. The committee may award share bonuses to participants, subject to such conditions and restrictions as it determines in its sole discretion. Share bonuses may be outright grants of common shares or may be grants of common shares subject to certain employment conditions or performance goals.

         Other Common Share Grants. The board of directors may, in its discretion, establish other incentive compensation arrangements under which participants may acquire common shares, whether by purchase, outright grant or otherwise. Any such arrangement will be subject to the plan and any shares issued in connection with such arrangement will be issued under the plan.

         Amendment, Modification and Termination of the Plan. The board of directors may terminate the plan at any time and may amend or modify the plan from time to time; provided that no such amendment or modification may become effective without the requisite shareholder approval, if required pursuant to applicable statutes or regulatory requirements or, if on the advice of counsel, we determine that shareholder approval is otherwise necessary or desirable. Additionally, no amendment of the plan may adversely affect any awards theretofore granted under the plan, without the consent of the participants holding such awards. Unless otherwise terminated by the board of directors, the plan will terminate at the close of business on the 10th annual anniversary of the effective date of the plan, and no awards will be granted pursuant to the plan after that termination. Awards outstanding at the time of the termination may continue to be exercised, become free of restrictions, or be paid in accordance with the terms of such awards.

                                                   Option Grants in Last Fiscal Year

                                                                                           Potential Realizable
                                                  Percent of                                 Value at Assumed
                                   Number of        Total                                 Annual Rates of Stock
                                   Securities      Options                                Price Appreciation for
                                   Underlying     Granted to      Exercise                    Option Term(4)
                                    Options      Employees in      Price    Expiration    -----------------------
Name                                Granted      Fiscal Year      ($/Share    Date         5%($)         10%($)
---------------------------------- -----------   -------------    --------  ----------  -------------  ------------
John W. Winterholler                  300,000(1)         32.6 %      0.71    04/21/15     133,954.56    339,467.14
Michael J. Glauser                    200,000(2)         21.7 %      1.00    06/21/15     125,778.93    318,748.49
Bradley E. Wittwer                    200,000(3)         21.7 %      1.50    08/05/15     188,668.39    478,122.74


(1) These options were granted on April 21, 2005. Options covering 100,000 shares will vest on each annual anniversary of the date of the grant, and will be fully vested on April 21, 2008.
(2) Mr. Glauser serves as our Vice President of Retail Operations. These options were granted on June 1, 2005. Options covering one-third of these shares will vest on each annual anniversary of the date of the grant, and will be fully vested on June 1, 2008.
(3) Mr. Wittwer serves as our Chief Financial Officer. These options were granted on August 5, 2005. Options covering 50,000 shares will vest on each annual anniversary of the date of the grant, and will be fully vested on August 5, 2009.
(4) Calculated based on the fair market value at the date of grant, which is equal to the exercise price. The amounts shown in these columns are the potential realizable value of options granted at assumed rates of stock price appreciation (5% and 10%) specified by the SEC, and have not been discounted to reflect the present value of such amounts. The assumed rates of stock price appreciation are not intended to forecast the future appreciation of our common stock.

Employment, Severance and Change in Control Arrangements

         We have not entered into written employment, severance or change in control agreements with any of our executive officers other than with our Chief Executive Officer, Mr. John W. Winterholler, and with our Chief Financial Officer, Bradley E. Wittwer. Messrs. Winterholler's and Wittwer's respective employment agreements provides for his continued employment for two years following a change of control (the "Employment Period") in essentially the position held prior to the change of control and at an annual base salary and average annual bonus based on the salary paid during the last fiscal year and the bonus paid in accordance with our practice prior to the change of control. In addition, during the Employment Period, Messrs. Winterholler and Wittwer are entitled to participate in all retirement plans, benefit plans and other employee benefits in effect prior to the change of control.

         Upon termination of employment by us following a change of control, other than for death, disability or cause, Messrs. Winterholler and Wittwer are entitled to receive, respectively, the sum of (i) his base salary and bonus through the date of termination, (ii) any accrued or deferred compensation or benefits, (iii) an amount equal to twice his annual base salary and target bonus, and (iv) continued coverage during the remainder of the Employment Period under our benefit plans, programs, practices or policies. If termination of either Messrs. Winterholler's or Wittwer's employment occurs for reasons unrelated to a change of control and is for other than death, disability or cause, he is entitled to receive his base salary and bonus through the stated term of the agreement, together with any accrued or deferred compensation or benefits.

         If Messrs. Winterholler's or Wittwer's termination of employment occurs by reason of death or disability, he is entitled to payment of his base salary and bonus through the date of termination, any deferred or accrued benefits, and other death or disability benefits. If he is terminated for cause during the Employment Period, we are obligated to pay to him his annual base salary through the date of termination, the amount of any compensation previously deferred, and any other benefits due through the date of termination, in each case to the extent not previously paid.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Walker and Lassetter served as members of the Compensation Committee of the Board of Directors during fiscal 2005. Each became a member of the Compensation Committee in April, 2004. Neither of the members of the Compensation Committee was, at any time during fiscal 2005, nor at any other time, officers or employees of our company. No member of the Compensation Committee or executive officer has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                     SHAREHOLDERS, DIRECTORS, AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of our common shares as of the record date by: (i) each director and nominee for director; (ii) the executive officer named in the Summary Compensation Table, and the officers which have not been named in the Summary Compensation Table; (iii) our officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.

                                              Amount and Nature of
                        Beneficial Owner*   Beneficial Ownership(1)   Percentage
       -------------------------------------------------------------------------

       Directors and Officers

            Blaine Harris                         3,631,355 (2)           12.1%
            Rene Rodriguez                        5,192,978 (3)           17.3%
            Roland N. Walker                      5,664,588 (4)           18.9%
            Terrell A. Lassetter                    579,175 (5)           1.9%
            Robert E. Warfield                      508,781 (6)           1.8%
            John W. Winterholler                    100,000 (7)            **
            Bradley E. Wittwer                                -             -
            Michael J. Glauser                                -             -
            Ted Lloyd                                 7,500 (8)            **
            Kenneth D. Redding                      223,000 (9)            **

       Significant Shareholder

            Steven F. Hanson                          2,125,000           7.1%

       Directors and officers as a
         group (10 persons) (10)                     15,907,377           53.1%

--------------------------------------------------------------------------------

* Address for each officer and director is our office at 404 Ironwood Drive, Salt Lake City, Utah, 84115.

**       Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 29,947,773 shares outstanding on the record date, adjusted as required by rules promulgated by the SEC. The inclusion of any shares as "beneficially owned" for purposes of the reporting position of a person in this proxy statement does not constitute an admission of beneficial ownership of those shares. Under the rules of the SEC, beneficial ownership includes ownership of any shares issuable on exercise of stock options or warrants held by that person and that are currently exercisable or are to become exercisable within 60 days thereafter.

(2) Includes 180,000 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date.

(3) Includes 15,000 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date.

(4) Includes 50,000 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date. Also includes 250,000 shares held in trust for the benefit of Mr. Walker's grandchildren. Mr. Walker, as trustee, has voting and investment control over such shares and disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(5) Includes 50,000 shares issuable upon exercise of outstanding options. Also includes 28,394 shares held by University Hyundai, an entity owned by Mr. Lassetter. Mr. Lassetter disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(6) Includes 20,000 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date.

(7) Includes 100,000 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date.

(8) Includes 7,500 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date.

(9) Includes 15,000 shares issuable upon exercise of outstanding options that are currently exercisable or are to become exercisable within 60 days of the record date. Also includes 100,000 and 8,000 shares held by Mr. Redding's wife and minor child, respectively. Mr. Redding disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(10) Assumes the matters set forth in footnotes 2 through 9 and includes 437,500 shares subject to share options exercisable within 60 days of the record date.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2005, none of our officers, directors and greater than ten percent beneficial owners complied with Section

16(a) filing requirements in a timely manner. Based upon discussions with each of our officers, directors and greater than ten percent beneficial owners, we have received assurances that each will file all Section 16(a) forms required to be filed prior to the annual meeting.

                                   PROPOSAL 2
                    RATIFICATION OF SELECTION OF INDEPENDENT
                          REGISTERED PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected Tanner LC ("Tanner") as our independent registered public accountants for the year ending December 31, 2006, and has further directed that management submit the selection of independent registered public accountants for ratification by the shareholders at the Annual Meeting. Tanner performed a review of our Form 10-QSB for the period ended September 30, 2005 and an audit of our consolidated financial statements as of and for the year ended December 31, 2005. A representative of Tanner is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of Tanner as our independent registered public accountants is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Tanner to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our shareholders' best interests.

         The vote "FOR" this proposal by the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Tanner.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

Change in Independent Registered Public Accountants

         On September 20, 2005, our Board of Directors determined that it would not renew the engagement of our independent registered public accountants, Mayer Hoffman McCann PC ("Mayer Hoffman"), to audit our consolidated financial statements for the year ended December 31, 2005. As set forth below, effective as of that date, we engaged Tanner as our independent registered public accountants in replacement of Mayer Hoffman for the year ended December 31, 2005.

         In connection with the audit of our balance sheet and related statements of operations, shareholders' equity and cash flow for the year ended December 31, 2004, and during the subsequent period between December 31, 2004 and September 20, 2005, there were no disagreements between us and Mayer Hoffman on any matters of accounting principles or practice, financial statement disclosure or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-B), which, if not resolved to the satisfaction of Mayer Hoffman, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements. Mayer Hoffman's reports on our consolidated financial statements for the year ended December 31, 2004, were prepared assuming we would continue as a going concern and, other than containing an emphasis of matter paragraph regarding the substantial doubt about our ability to continue as a going concern, contained no adverse opinion or disclaimer of opinion and were not qualified. Mayer Hoffman furnished a letter addressed to the Securities and Exchange Commission stating that they agree with the above statements.

         No consultations occurred between us and Tanner during the years ended December 31, 2004 and 2003 and through September 20, 2005, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or other information provided that was an important factor we considered in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

Fees Paid to Independent Registered Public Accountants

         The following table sets forth the aggregate fees and costs paid to our accountants, Tanner and Mayer Hoffman, for professional services they rendered to us:

                                2005                 2005                   2004                    2003
                                                Mayer Hoffman          Mayer Hoffman            Mayer Hoffman
                              Tanner LC           McCann, PC             McCann, PC              McCann, PC
                           ----------------    -----------------     -------------------     -------------------
Audit fees                 $       110,449     $         27,262      $           77,533      $            33,500

Audit-related fees                   2,573                5,775                       -                        -

Tax fees                                 -                    -                   2,500                      500

All other fees                           -                    -                       -                        -
                           ---------------     ----------------      ------------------      -------------------

     Total                 $       113,022     $      33,037         $          80,033       $            34,000
                           ===============     ================      ==================      ===================

         Our independent registered public accountants have not provided any non-audit services to us during the past three fiscal years other than the tax fees as reported in the table above. In its review of all non-audit services and service fees, our Board of Directors considered, among other matters, the possible effects of those services on our independent registered public accountants' independence.

Pre-Approval Policies and Procedures

         In April 2004, we designated an audit committee of our Board of Directors. Until that designation, our entire Board of Directors acted in that capacity. Our Board of Directors has historically reviewed and pre-approved all audit and non-audit services performed by our independent public accountants, including the fees for those services. They generally provide pre-approval for up to one year of service, based on a detailed service and category description and subject to a pre-approved hourly rate. Our Board of Directors has also approved, from time to time, particular services on a case-by-case basis.

         Our audit committee has established procedures for pre-approval of audit and non-audit services as set forth in the audit committee charter, a copy of which is available on our website at www.speakingroses.com. No services were pre-approved by the audit committee under these procedures or performed under the de minimis exception during the 2005 fiscal year. Our Audit Committee Report is set forth below.

Audit Committee Report

         Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be "Soliciting Material," is not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

         The audit committee of the Board of Directors consists of Messrs. Walker, Warfield and Lassetter, and is chaired by Mr. Warfield. The audit committee is a standing committee of the Board of Directors and operates under a written charter adopted by the Board of Directors, which was effective as of April 2004. The audit committee's charter is included as Annex A, and is available on our website at www.speakingroses.com.

         Management is responsible for the system of internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee is responsible for monitoring (1) the integrity of the consolidated financial statements, (2) compliance with legal and regulatory requirements, and (3) the independence and performance of the independent registered public accountants.

         The audit committee has reviewed with our management and the independent registered public accountants the audited consolidated financial statements in the annual report on Form 10-KSB for the year ended December 31, 2005, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the audit committee that the consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The audit committee discussed with the independent registered public accountants matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees."

         The independent registered public accountants also provided to the audit committee the written disclosure required by "Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees." The audit committee discussed with the independent registered public accountants that firm's independence and considered whether the non-audit services provided by the independent registered public accountants were compatible with maintaining its independence.

         In November 2005, the audit committee, together with our management, were notified by our independent registered public accountants, Tanner LC, of deficiencies that existed in the design or operation of our internal control over financial reporting that it considered to be "material weaknesses." The deficiencies related to internal control and disclosure control over the reporting of an equity transaction and certain disclosures relating to stock options and related party transactions in the footnotes to the consolidated financial statements and Form 10-QSB as of and for the three and six months ended June 30, 2005. During the interim period ended June 30, 2005, the Company satisfied certain debt obligations with certain of its shareholders by issuing common shares that were held as collateral on the debt obligations. The fair value of the common shares on the date of issuance was greater than the carrying amount of the notes plus accrued interest. The difference between the fair value of the common shares issued and the carrying amount of the notes plus accrued interest were not, but should have been, recorded as a loss on extinguishment of debt. The audit committee did not detect this error which resulted in the restatement of the consolidated financial statements and Form 10-QSB as of and for the three and six months ended June 30, 2005 and as of and for the nine months ended September 30, 2005.

         While the improperly recorded transaction and disclosure deficiencies were detected in the audit process and have been appropriately recorded and disclosed in the Annual Report, the deficiencies, if not addressed, could result in accounting errors and cause future restatements of our consolidated financial statements. In order to address these deficiencies, management is improving the

Company's internal control over financial reporting and disclosure controls and procedures. While management is committed to addressing these deficiencies by improving the Company's controls and procedures, the audit committee cannot provide assurance that the Company will be able to successfully implement the revised controls and procedures or that the Company's revised controls and procedures will be effective in remedying all of the identified deficiencies. The implementation of these improvements may not be successfully completed in a timely manner or at all, and unanticipated factors may hinder the effectiveness of these improvements. If the Company fails to adequately address these deficiencies, it could have a material adverse effect on the Company's business, results of operations and financial condition. Ultimately, if not corrected, these deficiencies could prevent the Company from releasing its financial information and Securities and Exchange reports in a timely manner, making the required certifications regarding, and complying with its other obligations with respect to, its consolidated financial statements and internal controls under the Sarbanes-Oxley Act. Any failure to maintain the adequacy of its internal control over financial reporting and provide accurate financial statements may subject the Company to litigation and would cause the trading price of its common shares to decrease substantially. Inferior controls and procedures could also cause investors to lose confidence in the Company's reported financial information, which could have a negative effect on the trading price of its common shares.

         Based on the audit committee's discussion with management and the independent registered public accountants, and the audit committee's review of the representation of management and the report of the independent registered public accountants to the audit committee, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Annual Report on Form 10-KSB as of and for the year ended December 31, 2005, as filed with the SEC on April 3, 2005.

                                          Submitted by the Audit Committee,

                                          Robert E. Warfield, Chairman
                                          Roland N. Walker
                                          Terrell A. Lassetter

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Prior Transactions. In 2000 and 2001, we issued shares of our Series B Preferred Stock to nine subscribers, including a company owned by our president, and to our secretary. All of the shares of Series B Preferred Stock were converted into common shares in connection with our acquisition of Speaking Roses, LC's business and assets in February 2004.

         Prior to the closing of the February 2004 transactions, Speaking Roses, LC required additional capital in the amount of $100,000. Those funds were necessary for Speaking Roses, LC's continuing operations prior to our acquisition of its business and assets. Douglas Morris, who then acted as our president, agreed to invest $100,000 directly in Speaking Roses, LC in order to provide Speaking Roses, LC with that working capital. As a result of his investment, Mr. Morris became an owner of a 4.8659% membership interest in Speaking Roses, LC which, based on his interest in Speaking Roses, LC, represents an indirect interest in 1,000,000 of the 20,551,264 common shares we issued to Speaking Roses, LC when we acquired its business operations.

         Prior to the closing of the February 2004 transactions, Speaking Roses, LC entered into a $250,000 line of credit with Celtic Banking Corporation. The line of credit was guaranteed by certain of our directors. Mr. Morris, our former president, is a director of Celtic Banking Corporation. In connection with the acquisition of Speaking Roses, LC's business and assets, we assumed that line of credit, which was payable on demand. We repaid this line of credit in full (in the amount of $250,000), on February 6, 2004 in connection with the closing of the February 2004 transactions.

         Under the terms of the agreement that governed our acquisition of Speaking Roses, LC's assets , Mr. Morris agreed to join with us in certain of our indemnification obligations, up to an aggregate personal liability of $200,000.

         Mr. Roland N. Walker, a manager and a member of one of SR's members and one of our directors, made loans to Speaking Roses, LC in the amount of $500,000. We assumed SR's obligations to repay those loans in connection with our acquisition of Speaking Roses, LC's business and assets. Under the terms of our acquisition agreement with Speaking Roses, LC, we agreed to repay those loans (subject to certain conditions) from proceeds of sales of our securities in a private placement of our common shares. We repaid this loan in full in March 2004.

         Mr. Blaine Harris, who is the manager and a member of one of Speaking Roses, LC's members, and also serves as the Chairman of our Board of Directors, made loans to Speaking Roses, LC totaling $250,000. We assumed Speaking Roses, LC obligations to repay those loans in connection with our acquisition of its assets. Under the terms of our acquisition agreement with Speaking Roses, LC, we agreed to repay those loans (subject to certain limitations) from proceeds of sales of our securities in a private placement of our common shares. We repaid this loan in full in March 2004.

         Mr. Robert Warfield, who is a non-managing member of one of Speaking Roses, LC's members, is one of our directors and made loans to Speaking Roses, LC in the amount of $200,000. We assumed Speaking Roses, LC's obligations to repay those loans in connection with our acquisition of its business and assets. We repaid those loans in full in March, 2004.

         2005 Debt Financings. On October 25, 2005, Mr. Roland L. Walker, father of Mr. Roland N. Walker who is a member of our Board of Directors, loaned $100,000 to us pursuant to a 30-day promissory note bearing simple interest at an annual rate of 8%. We repaid this note on November 25, 2005 along with $679 in interest.

         In May 2005, Mr. Bob Warfield, who is also a member of our Board of Directors, loaned $250,000 to us pursuant to a 90-day promissory note bearing simple interest at an annual rate of 8%. At the end of the 90-day term, the loan was extended for an additional 30 days. At the end of the extension period, the loan was converted to a demand note and is currently in default.

         In October and November of 2005, Mr. Blaine Harris, who is our Chairman of the Board of Directors, loaned a total of $195,526 to us pursuant to various demand notes bearing simple interest at an annual rate of 8%.

         In November and December of 2005, Mr. Steven F. Hanson, who owns more than 5% of our common stock and meets the definition of a related party, loaned a total of $500,000 to us pursuant to various one-year promissory notes bearing simple interest at an annual rate of 12%. The holder of the notes may convert any portion of the principal and accrued interest for shares of our common stock at $0.50 per share at any time prior to acceptance for payment.

         On November 30, 2005, Mr. Roland N. Walker loaned $175,000 to us pursuant to a 90-day promissory note bearing interest at an annual rate of 8%.

         For the year ended December 31, 2005, the total amount of interest expense paid to or accrued for loans from our stockholders is $52,638.

         Area Development Agreements. On September 7, 2005, we entered into an Area Development Agreement with Business Retail Group, LLC owned by Mike Glauser, our Vice President of Retail Operations, and his wife. The Agreement permits the area developer to refer potential franchisees to us and to share in any franchise fees paid by franchisees in Utah and Clark County, Nevada. We granted Business Retail Group, LLC these rights in exchange for research and development consulting services provided to us for our retail expansion. On October 28, 2005, we entered into our first franchise agreement with the same entity. The franchise agreement allows the franchisee to open stores under our name using our technology. We will receive continuing royalties from the store and will act as the wholesaler of floral and other products to the store. The first store opened on November 1, 2005.

         Development Agreement. On July 10, 2005, we entered into a United States Regional Retail Development Agreement (the "Development Agreement") with Mr. Hanson. The Development Agreement provides that if we formulate a program for the development of retail locations for our products and services prior to the six-month anniversary date of the Development Agreement, Mr. Hanson would be entitled to be the regional developer for such retail locations within a territory to be agreed upon by the respective parties. On each of the dates July 11, 2005, August 2, 2005 and September 2, 2005, Mr. Hanson deposited $250,000 with us for a total of $750,000, in consideration of the area development rights contemplated by the Development Agreement. We agreed that the funds received from Mr. Hanson were to be applied towards any additional amounts he would have been required to pay to us in connection with the regional development agreements and retail distribution outlet agreements required by the development of our retail locations. We were unable to formulate the program contemplated by the Development Agreement within the timeframes set forth therein. As a result, and pursuant to the Development Agreement, Mr. Hanson has elected to have the funds deposited with us converted into loans to us (the "Development Loan") effective as of January 10, 2006. The Development Loan bears interest at an annual rate of 12% and is payable upon the request of the holder thereof. Our obligations under the Development Loan are not secured by any of our assets or properties. The principal and accrued interest of the Development Loan are convertible at the option of the holder of the Development Loan at any time into shares of our common stock at the conversion rate of $0.50 per common share.

         Subsequent Financings. On January 10, 2006, we issued a promissory note to Mr. Walker, a director, representing proceeds we received as a loan from Mr. Walker in the principal amount of $300,000. The note bears interest at an annual rate of 8%, and matures on January 11, 2007.

         On February 14, 2006, we issued an additional promissory note to Mr. Walker representing proceeds we received as a loan from Mr. Walker in the principal amount of $140,000. The note bears interest at an annual rate of 10%, and matures on February 14, 2007.

         On February 28, 2006, we issued a promissory note to Mr. Walker in the principal amount of $178,452 representing the principal and accrued interest of the promissory note dated November 30, 2005 to Mr. Walker maturing on February 28, 2006. The new note bears interest at an annual rate of 10%, and matures on December 31, 2006.

         On March 20, 2006, we issued a promissory note to Mr. Walker representing proceeds we received as a loan from Mr. Walker in the principal amount of $100,000. The note bears interest at an annual rate of 10%, and matures on December 31, 2006.

         On March 29, 2006, we issued a promissory note to Mr. Walker representing proceeds we received as a loan from Mr. Walker in the principal amount of $200,000. The note bears interest at an annual rate of 10%, and matures on December 31, 2006.

         Exchange Agreement. Effective as of February 6, 2006, we entered into an Exchange Agreement with Mr. Hanson pursuant to which we issued Mr. Hanson two promissory notes in exchange for and in cancellation of, the promissory notes we issued to Mr. Hanson on November 14, November 29 and December 30, 2005. The principal amount of these replacement notes totals $510,356 in the aggregate, and each replacement note is in the principal amount of $255,178. The replacement notes bear interest at an annual rate of 12% and mature on December 30, 2006. The principal and accrued interest of the replacement notes are convertible at the option of the holder thereof at any time into our common shares at the conversion rate of $0.50 per common share, subject to any share splits or reclassifications. As additional consideration in accepting each of these notes, we agreed to issue to the holders of the replacement notes a total of 250,000 unregistered common shares, equally apportioned between each replacement note.

                            PROPOSALS OF SHAREHOLDERS

         If a shareholder desires to have a proposal considered for presentation at the 2007 Annual Meeting of shareholders and included in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to our Secretary so that it is received no later than November 22, 2006. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. If we are not notified of an intent to present a proposal at our annual meeting in 2007 by November 22, 2006, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

         If a shareholder, rather than including a proposal in our proxy statement as discussed above, seeks to propose business for consideration at such meeting, we must receive notice of such proposal on or before November 22, 2006. If the required notice is not received by the date indicated, such proposal or nomination will be considered untimely under Rule 14a-4(c)(1) promulgated under the Securities Exchange Act of 1934, as amended, and we will have discretionary voting authority under proxies solicited for the 2007 Annual Meeting of shareholders with respect to such proposal.

         Shareholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and our bylaws, as applicable. Proposals and notices should be directed to the attention of our Secretary, Bradley E. Wittwer, Speaking Roses International, Inc., 404 Ironwood Drive, Salt Lake City, Utah, 84115.

                  WHERE YOU CAN FIND MORE INFORMATION ABOUT US

         As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy all materials filed with the SEC at their Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Ethics for our Chief Executive Officer and our Code of Ethics for Employees, as well as the Charter for our Audit Committee, are available on our website and amendments to the Codes of Ethics will be disclosed on our website. The address of our website is www.speakingroses.com; however, the information found on our website is not part of this Proxy Statement.

         Our common stock is traded on the OTC Bulletin Board under the symbol SRII.

                           INCORPORATION BY REFERENCE

         The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly in the Proxy Statement. This Proxy Statement incorporates by reference our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, which is attached to this Proxy Statement as Annex B.

                                 OTHER BUSINESS

         We do not anticipate that any other matters will be brought before the Annual Meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Bradley E. Wittwer
                                          -----------------------------
                                          Bradley E. Wittwer, Secretary
Salt Lake City, Utah
April 6, 2006

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

                                     ANNEX A

                       SPEAKING ROSES INTERNATIONAL, INC.
                             AUDIT COMMITTEE CHARTER
                               as of April 1, 2004


Committee Purposes

The Audit Committee is appointed by the Board of Directors to (i) assist the Board in monitoring (a) the integrity of our financial reporting process, systems of internal controls, financial statements, and our reports to the Securities Exchange Commission and other governmental agencies, (b) our performance of internal audit functions, and (c) our compliance with legal and regulatory requirements; and (ii) be directly responsible for the appointment, compensation and oversight of our independent registered public accountants (the "Outside Auditor ") for the purpose of preparing audit reports or related work.

Committee Membership

The number of members of the Audit Committee shall be determined annually by our Board of Directors on the recommendation of our Board of Directors or such committee of our Board of Directors as shall have authority and responsibility for such determination but shall not consist of fewer than three members. The members of the Audit Committee shall meet all requirements set from time to time by any exchange on which our securities are traded, as well as the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Audit Committee members shall not serve simultaneously on the audit committee of another public company without the approval of our full Board.

The members of our Audit Committee shall be appointed annually by our Board of Directors on the recommendation of such committee as may have authority to make recommendations to the Board of Directors regarding the members of board committees. Audit Committee members may be replaced by the Board at any time. The full Board of Directors, or in the absence thereof, the Committee shall designate the chairman or chairwoman of the Audit Committee.

Committee Authority and Responsibilities

The basic responsibility of the members of the Audit Committee is to exercise their business judgment to act in what they reasonably believe to be in our best interests and in the interests of our shareholders. In discharging that obligation, members of the Audit Committee will be entitled to rely on the honesty and integrity of our senior executives and our outside advisors and independent accountants to the fullest extent permitted by law.

The Audit Committee shall prepare all reports required by the rules of the Commission to be included in our annual consolidated financial statements included with our proxy statement or, in lieu thereof, our annual report.

The Audit Committee shall be responsible for the appointment (subject, if applicable, to shareholder ratification), retention, termination, compensation and terms of engagement, evaluation and oversight of the work of our Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting). The Outside Auditor will report directly to the Audit Committee.

The Audit Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls, oversee the work of our management, internal auditors and the Outside Auditor in those areas, oversee management's development of, and adherence to, a sound system of internal accounting and financial controls, review whether the internal auditors and the Outside Auditor objectively assess our financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Outside Auditor, our internal auditors and our Board of Directors. It shall be the responsibility of (i) management and the Outside Auditor, under the oversight of the Audit Committee and the Board of Directors, to plan and conduct financial audits and to determine if our consolidated financial statements and disclosures are complete and accurate in accordance with U.S. generally accepted accounting principles ("GAAP") and applicable rules and regulations and fairly present, in all material respects, our financial condition; (ii) management, under the oversight of the Audit Committee and the Board of Directors, to assure our compliance with applicable regulatory requirements and; (iii) the internal auditors , under the oversight of the Audit Committee and our Board of Directors, to review our internal transactions and accounting which do not require involvement of the Outside Auditor in the detailed presentation of our consolidated financial statements.

Our Audit Committee shall pre-approve all audit services and non-audit services (including the fees and terms of such services) to be performed for us by the Outside Auditor to the extent required by and in a manner consistent with applicable law.

The Audit Committee shall meet as often as it determines is necessary or appropriate, but on not less than a quarterly basis. The chairperson of the Audit Committee shall preside at each meeting of the Audit Committee and in the absence of the chairperson, one of the other members of the Audit Committee shall be designated as the acting chair of that meeting. The chairperson, or acting chair, may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting. The draft agenda shall be reviewed and approved by the Audit Committee chairperson (or acting chair) in advance of distributing such information to the other Audit Committee members. Any background materials, together with the agenda, shall be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to our Bylaws, with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in our records. Reports of meeting of the Audit Committee shall be made to our Board of Directors at its next regularly scheduled meeting following the Audit Committee meeting, accompanied by any recommendation to the Board of Directors approved by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees, consisting of one or more members, when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. We shall provide for appropriate funding, as determined by the Audit Committee, for the payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee, subject only to the limitations imposed by applicable rules and regulations. The Audit Committee may request any of our officers or employees, or our outside counsel or Outside Auditor to attend a meeting of the Audit Committee, or to meet with any members of, or act as consultants to, the Audit Committee. The Audit Committee shall meet with management, our internal auditor and the Outside Auditor in separate executive sessions at least quarterly to discuss matters for which the Audit Committee has responsibility.

The Audit Committee shall make regular reports to our Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to our Board of Directors for approval. The Audit Committee shall annually review its own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, can contribute most effectively to, and implement purposes of the Audit Committee. In addition to the general tasks and responsibilities noted above, the following are the specific functions of the Audit Committee:

Financial Statement and Disclosure Matters

         1. The Audit Committee shall review and discuss with management, and to the extent the Audit Committee deems necessary or appropriate, the internal auditors and the Outside Auditor, our disclosure controls and procedures that are designed to ensure that the reports we file with the Commission comply with the Commission's rules and forms.

         2. The Audit Committee shall review and discuss with management, our internal auditors and the Outside Auditor, our annual audited consolidated financial statements, including disclosures made in the management's discussion and analysis sections of our reports, and recommend to the Board of Directors whether the audited consolidated financial statements should be included in our Form 10-KSB (or Form 10-K, as appropriate).

         3. The Audit Committee shall review and discuss with management, the internal auditors and the Outside Auditor our quarterly consolidated financial statements, including disclosures made in the management's discussion and analysis, prior to the filing of our Form 10-QSB (or Form 10-Q, as appropriate), including the results of the Outside Auditor's reviews of the quarterly consolidated financial statements.

         4. The Audit Committee shall review and discuss quarterly reports from the Outside Auditor on:

              a.     All critical accounting policies and practices to be used;

              b. All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditor;

              c. The internal controls we adhere to by us, or that management, and our financial, accounting and internal auditing personnel adhere to, and the impact of each on the quality and reliability of our financial reporting; and

              d. Other material written communications between the Outside Auditor and our management, such as any management letter or schedule of unadjusted differences.

         5. The Audit Committee shall discuss in advance with our management our practice with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use, if any, of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

         6. the Audit Committee shall review and discuss with management, our internal auditors and the Outside Auditor:

              a. Significant financial reporting issues and judgments made in connection with the preparation of our consolidated financial statements;

              b.     The clarity of the financial disclosures we make;

              c. The development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on our consolidated financial statements;

              d. Potential changes in GAAP and the effect such changes would have on our consolidated financial statements;

              e. Significant changes in accounting principles, financial reporting policies and internal controls implemented by us;

              f. Significant litigation, contingencies and claims against us and material accounting issues that require disclosure in our consolidated financial statements;

              g. Information regarding any "second" opinions sought by management from an independent accountants with respect to the accounting treatment of a particular event or transaction;

              h. Management's compliance with our processes, procedures and internal controls;

              i. The adequacy and effectiveness of our internal accounting and financial controls and the recommendations of management, our internal auditors and the Outside Auditor for the improvement of accounting practices and internal controls; and

              j. Any difficulties encountered by the Outside Auditor or our internal auditors in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         7. The Audit Committee shall discuss with management and the Outside Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures and aggregate contractual obligations on our consolidated financial statements.

         8. The Audit Committee shall discuss with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

         9. Discuss with the Outside Auditor the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 relating to the conduct of the audit. In particular, it shall discuss:

              a. The adoption of, or changes to, our significant internal auditing and accounting principles and practices as suggested by the Outside Auditor, our internal auditors or management; and

              b. The management letter provided by the Outside Auditor and our response to that letter.

         10. Our Audit Committee shall receive and review disclosures made to the Audit Committee by our Chief Executive Officer and Chief Financial Officer during their certification process for our Form 10-KSB and Form 10-QSB (or, as appropriate, our Form 10-K and Form 10-Q) about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in our internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Oversight of Our Relationship with the Outside Auditor

         11. Our Audit Committee shall review the experience and qualifications of the senior members of the Outside Auditor team.

         12. Our Audit Committee shall obtain and review a report from the Outside Auditor at least annually regarding (a) the Outside Auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and
              (d) all relationships between the Outside Auditor and us, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

         13. Our Audit Committee shall evaluate the qualifications, performance and independence of the Outside Auditor, including considering whether the Outside Auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the Outside Auditor's independence, and taking into account the opinions of management and our internal auditors. The Audit Committee shall present its conclusions to the Board.

         14. Our Audit Committee shall oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

         15. Our Audit Committee shall recommend to the Board policies for our hiring of present and former associates of the Outside Auditor who have participated in any capacity in our audit, in accordance with the rules of the Commission.

         16. To the extent the Audit Committee deems necessary or appropriate, our Audit Committee shall discuss with the national office of the Outside Auditor issues on which they were consulted by our audit team and matters of audit quality and consistency.

         17. Our Audit Committee shall discuss with management, our internal auditors and the Outside Auditor any accounting adjustments that were noted or proposed by the Outside Auditor, but were not adopted or reflected.

         18. Our Audit Committee shall meet with management, our internal auditors and the Outside Auditor prior to the audit to discuss and review the scope, planning and staffing of the audit.

         19. Our Audit Committee shall obtain from the Outside Auditor the information required to be disclosed to us by generally accepted auditing standards in connection with the conduct of an audit, including topics covered by SAS 54, 60, 61 and 82.

         20. Our Audit Committee shall require the Outside Auditor to review the financial information included in our Form 10-Q in accordance with Rule 10-01(d) of Regulation S-X of the Commission prior to our filing such reports with the Commission and to provide to us for inclusion in our Form 10-Q any reports of the Outside Auditor required by Rule 10-01(d).

Oversight of Our Internal Audit Function

         21. Our Audit Committee shall ensure that we have an internal audit function.

         22. Our Audit Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the senior internal auditing executive, and the compensation package for such person.

         23. Our Audit Committee shall review the significant reports to management prepared by the internal auditing department and management's responses.

         24. Our Audit Committee shall communicate with management and our internal auditors to obtain information concerning internal audits, the accounting principles we adopt, our internal controls, management and our financial and accounting personnel, and review the impact of each on the quality and reliability of our consolidated financial statements.

         25. Our Audit Committee shall evaluate the internal auditing department and its impact on our accounting practices, internal controls and financial reporting.

         26. Our Audit Committee shall discuss with the Outside Auditor the internal audit department's responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

         27. Our Audit Committee shall obtain from the Outside Auditor the reports required to be furnished to the Audit Committee under
              Section 10A of the Exchange Act and obtain from the Outside Auditor any information with respect to illegal acts in accordance with Section 10A.

         28. Our Audit Committee shall obtain reports from management, our senior internal auditing executive and the Outside Auditor concerning whether we and our subsidiary/foreign affiliated entities (if any) are in compliance with applicable legal requirements and the Statement of Ethics. Obtain and review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to our policies and procedures regarding compliance with applicable laws and regulations and the Statement of Ethics.

         29. Our Audit Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our associates of concerns regarding questionable accounting or auditing matters.

         30. Our Audit Committee shall discuss with management and the Outside Auditor any correspondence between us and regulators or governmental agencies and any associated complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies.

         31. Our Audit Committee shall discuss with our chief legal officer, if any, or outside legal counsel, legal matters that may have a material impact on the consolidated financial statements or our compliance policies.

Additional Responsibilities

         32. Our Audit Committee shall prepare annually a report for inclusion in our proxy statement relating to our annual shareholders meeting. In that report, the Audit Committee will state whether it has: (a) reviewed and discussed the audited consolidated financial statements with management; (b) discussed with the Outside Auditor the matters required to be discussed by SAS No. 61, as that statement may be modified or supplemented from time to time; (c) received from the Outside Auditor the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the Outside Auditor, the Outside Auditor's independence; and (d) based on the review and discussions referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB (or, as appropriate, Form 10-K) for the last fiscal year for filing with the Commission.

         33. Our Audit Committee shall conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

         34. Our Audit Committee shall review our related-party transaction policy and recommend any changes to our Board for approval, and review and determine whether to approve or ratify transactions covered by such policy, as appropriate.

                       SPEAKING ROSES INTERNATIONAL, INC.
                 404 Ironwood Drive, Salt Lake City, Utah, 84115

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2006

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         This proxy is solicited on behalf of the Board of Directors of Speaking Roses International, Inc. for the Annual Meeting on May 10, 2006. The undersigned appoints Blaine Harris and John W. Winterholler, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all common shares of Speaking Roses International, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 10, 2006, and at any adjournment or postponement thereof as indicated on the reverse side.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given this proxy will be voted FOR the election of each of the nominees for director listed below, FOR the retention of Tanner LC as the Company's independent registered public accountants, and FOR Proposal 3.

1.       Proposal to elect five directors.

        Blaine Harris                                 Terrell A. Lassetter
        Rene Rodriguez                                Robert E. Warfield
        Roland N. Walker

         [ ]    FOR all nominees

         [ ]    WITHHOLD AUTHORITY for all nominees

         [ ] FOR all nominees, EXCEPT vote withhold vote for any director whose name is crossed out.

2. Proposal to retain Tanner LC as the Company's independent registered public accountants.

         [ ]    FOR retention of Tanner LC

         [ ]    WITHHOLD AUTHORITY for retention of Tanner LC

3. In their discretion upon such other matters as may properly come before the meeting.


         Shareholder sign here                                Date


       -------------------------------------------------------------------------

         Co-Owner sign here                                   Date


       -------------------------------------------------------------------------





                      AFFIX LABLE HERE


         Please sign exactly as your name appears on your share certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Mark, Sign, Date and Return the Proxy                Votes must be indicated (X)
Card Promptly Using the Enclosed Envelope               in Black or Blue ink.

      This proxy revokes all proxies with respect to the Annual Meeting and may be revoked prior to exercise. Receipt of the Notice of Annual Meeting and the Proxy Statement relating to the Annual Meeting is hereby acknowledged.